POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Dominic L. Blue, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 6th day of December, 2021, in the City of Springfield, State of Massachusetts.

/s/ Dominic L. Blue
Dominic L. Blue, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Susan M. Cicco, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 7th day of December, 2021, in the City of Springfield, State of Massachusetts.

/s/ Susan M. Cicco
Susan M. Cicco, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Geoffrey J. Craddock, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 6th day of December, 2021, in the City of Boston, State of Massachusetts.

/s/ Geoffrey J. Craddock
Geoffrey J. Craddock, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Roger W. Crandall, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 7th day of December, 2021, in the City of Boston, State of Massachusetts.

/s/ Roger W. Crandall
Roger W. Crandall, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Michael R. Fanning, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of December, 2021, in the City of Boston, State of Massachusetts.

/s/ Michael R. Fanning
Michael R. Fanning, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Paul A. LaPiana, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 6th day of December, 2021, in the City of Park City, State of Utah.

/s/ Paul A. LaPiana
Paul A. LaPiana, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Michael J. O’Connor, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 8th day of December, 2021, in the City of Springfield, State of Massachusetts.

/s/ Michael J. O’Connor
Michael J. O’Connor, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Eric W. Partlan, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 8th day of December, 2021, in the City of Boston, State of Massachusetts.

/s/ Eric W. Partlan
Eric W. Partlan, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Gareth F. Ross, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 13th day of December, 2021, in the City of     Boston, State of Massachusetts.

/s/ Gareth F. Ross
Gareth F. Ross, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Arthur W. Wallace, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 7th day of December, 2021, in the City of Boston, State of Massachusetts.

/s/ Arthur W. Wallace
Arthur W. Wallace, Director

POWER OF ATTORNEY: VARIABLE ANNUITY PRODUCT FILINGS

The Undersigned, Elizabeth A. Ward, director of Annuity Investors Life Insurance Company (“AILIC”), appoints John Gruber, General Counsel of AILIC, and all persons succeeding him in the capacity of General Counsel, Mark Muething, President of AILIC, and John Domaschko, Divisional Assistant Vice President, Legal (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney (a) to sign and cause to be filed registration statements of AILIC under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (collectively the “Acts”), for the AILIC separate account and variable insurance product registration statement listed in the chart below, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of AILIC, the Acts, and any rule, regulation, order or other requirement of the Securities and Exchange Commission, hereby ratifying and confirming all actions of said attorney and agent hereunder.

AILIC Registration Statement
Annuity Investors Variable Account B, the Commodore Spirit, File No. 333-19725

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the AILIC registration statement listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 7th day of December, 2021, in the City of Boston, State of Massachusetts.

/s/ Elizabeth A. Ward
Elizabeth A. Ward, Director